UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): January 29, 2025

Henry Schein, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27078	11-3136595
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

135 Duryea Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 843-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	HSIC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Strategic Partnership Agreement

On January 29, 2025, Henry Schein, Inc. (the “Company”) entered into a Strategic Partnership Agreement (the “Partnership Agreement”) with KKR Hawaii Aggregator L.P. (together with certain permitted transferees of the Shares (as defined below), the “Investor”).

Changes to the Board of Directors

Pursuant to the Partnership Agreement, the Company agreed, among other things, to appoint Max Lin and William K. “Dan” Daniel (Mr. Lin and Mr. Daniel, the “Investor Designees”) to the Company’s board of directors (the “Board”). Mr. Lin will be appointed to the Board following the satisfaction of certain regulatory conditions. Mr. Daniel will be appointed to the Board at such time as the Investor first acquires beneficial ownership and voting power over at least 11,978,510 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”). In connection with the appointment of each of Mr. Lin and Mr. Daniel, the Board will, in each case, expand the size of the Board by one, and the Company has further agreed that size of the Board shall be no greater than 14 members from the conclusion of the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”) until the expiration of the Term (as defined below).

Each of the Investor Designees will also be nominated by the Board to stand for election at the Company’s 2025 Annual Meeting for a term expiring at the Company’s 2026 annual meeting of stockholders (the “2026 Annual Meeting”). The Partnership Agreement provides the Investor customary rights to designate replacement directors that are reasonably acceptable to the Board in the event either of the Investor Designees cease to serve as directors under certain circumstances. If the Investor ceases to beneficially own and have the right to vote at least 7.5% of the Company’s then-outstanding shares of Common Stock, one Investor Designee (or replacement thereof) shall immediately resign and the Investor’s designation and replacement rights with respect to such Investor Designee shall fall away. If the Investor ceases to beneficially own and have the right to vote at least 5% of the Company’s then-outstanding shares of Common Stock, each Investor Designee (or replacement thereof) shall immediately resign and the Investor’s designation and replacement rights shall fall away.

The Investor is entitled to make an election to extend, among other things, its director nomination rights under the Partnership Agreement for an additional year (an “Extension Election”). If the Investor makes an Extension Election, the Investor Designees will be nominated by the Board to stand for election at the 2026 Annual Meeting for a term expiring at the Company’s 2027 annual meeting of stockholders (the “2027 Annual Meeting”).

Following each of their appointments to the Board, Mr. Lin and Mr. Daniel will be appointed to the following committees of the Board: Mr. Lin will be appointed to the Nominating and Governance Committee as Vice Chair; Mr. Daniel will be appointed to the Compensation Committee; and each of Mr. Lin and Mr. Daniel will be appointed to the Strategic Advisory Committee.

Private Placement of Common Stock

In addition, pursuant to the Partnership Agreement, the Company agreed to issue and sell in a private placement to the Investor 3,285,152 shares (the “Shares”) of its Common Stock, for an aggregate purchase price of $250 million at a purchase price per Share of approximately $76.10 (the “Investment”). The Investment is subject to the satisfaction of customary conditions set forth in the Partnership Agreement, including, among other things, obtaining clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and any applicable foreign regulatory approvals.

The Investor has agreed to abide by certain customary standstill restrictions and voting commitments contained in the Partnership Agreement, which shall continue through the later of (i) the earlier of (x) 30 days prior to the opening of the director nomination window for the 2026 Annual Meeting or (y) February 20, 2026, or (ii) if the Investor makes an Extension Election, the earlier of (x) 30 days prior to the opening of the director nomination window for the 2027 Annual Meeting or (y) February 20, 2027 (the “Term”), except that the standstill commitments will continue for so long as any Investor Designee remains on the Board.

The Partnership Agreement contains representations and warranties by the Company and the Investor and certain covenants of the Company and the Investor, and other rights, obligations and restrictions, in each case for the sole benefit of the Company and the Investor, respectively, which the Company believes are customary for transactions of this type.

Registration Rights Agreement

On the closing date of the Investment, the Company and the Investor will enter into a Registration Rights Agreement (the “Registration Rights Agreement” and, together with the Partnership Agreement, the “Agreements”), in the form attached as Exhibit 10.2, providing for certain customary registration rights with respect to the Shares. In addition, the Company will agree to certain customary indemnification provisions relating to indemnification for any material misstatements or omissions by the Company in connection with the registration of the Shares.

The foregoing summaries of the Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Partnership Agreement, a copy of which is attached as Exhibit 10.1, and the Registration Rights Agreement, a copy of which is attached as Exhibit 10.2, and which are incorporated herein by reference.

The Agreements have been filed herewith to provide investors and security holders with information regarding their terms. They are not intended to provide any other factual information about the Company or any of its subsidiaries or affiliates. The representations, warranties and covenants contained in the Agreements were made by the parties thereto only for purposes of the Agreements and as of specific dates as set forth therein; were made solely for the benefit of the parties to the Agreements; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Partnership Agreement; may have been made for the purposes of allocating contractual risk between the parties to the Agreements instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Accordingly, such representations, warranties and covenants or any descriptions thereof should not be relied on by any persons as characterizations of the actual state of facts and circumstances of the Company or any of its subsidiaries or affiliates at the time they were made and the information in the Agreements should be considered in conjunction with the entirety of the factual disclosure about the Company in the Company’s public reports filed with the Securities and Exchange Commission (the “Commission”). Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Partnership Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 2.02	Results of Operations and Financial Condition.

On January 29, 2025, the Company and the Investor issued a joint press release reporting, among other things, the preliminary, unaudited financial results of the Company for the fourth quarter and fiscal year ended December 28, 2024. The Company also announced preliminary financial guidance for 2025. The full text of the press release is attached hereto as Exhibit 99.1 and the sections entitled “Preliminary, Unaudited Fourth-Quarter and Full-Year 2024 Financial Results” and “Preliminary Full-Year 2025 Financial Guidance” are incorporated herein by reference.

The information in this Item 2.02 and the press release attached as Exhibit 99.1 are considered furnished to the Commission and are not deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K relating to the Investment is incorporated by reference herein.

The issuance of the Shares under the terms set forth in the Agreement will be exempt from registration pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 1.01 of this Current Report on Form 8-K relating to the Changes to the Board is incorporated by reference herein.

On January 27, 2025, Robert J. Hombach was appointed to the Board as a director. The Board has determined that Mr. Hombach satisfies the definition of an “independent director” as such term is defined in the rules and regulations of the Nasdaq Stock Market. In connection with the appointment of Mr. Hombach, the Company increased the size of the Board to 14 directors. Mr. Hombach is also expected to be appointed to the Board’s Strategic Advisory Committee.

There are no arrangements or understandings between Mr. Hombach and any other person pursuant to which he was selected as a director. Mr. Hombach is not a party to any transaction subject to Section 404(a) of Regulation S-K involving the Company or any of its subsidiaries.

Mr. Hombach served as Executive Vice President, Chief Financial Officer and Chief Operations Officer of Baxalta Inc., a public biopharmaceutical company, until it was acquired by Shire plc, in June 2016. Baxalta was spun off from its parent, Baxter International Inc. in July 2015, where Mr. Hombach served as Corporate Vice President and Chief Financial Officer. Mr. Hombach currently serves on the board of BioMarin Pharmaceuticals Inc., a public biotechnology company, and Embecta Corporation, a public diabetes company. He has also previously served on the boards of Aptinyx Inc., CarMax, Inc., Naurex, Inc., and Surgical Innovation Associates, Inc. Mr. Hombach holds an M.B.A. from Northwestern University’s J.L. Kellogg Graduate School of Management and a B.S. in Finance cum laude from the University of Colorado.

Item 7.01	Regulation FD.

On January 29, 2025, the Company and the Investor issued a joint press release in connection with the Agreement, the Investment and the preliminary, unaudited financial results of the Company. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and the press release attached as Exhibit 99.1 are considered furnished to the Securities and Exchange Commission and are not deemed filed for purposes of Section 18 of the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Strategic Partnership Agreement, dated January 29, 2025, by and between the Company and the Investor

10.2	Form of Registration Rights Agreement

99.1	Joint Press Release, dated January 29, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

Information set forth in this Current Report on Form 8-K (including any information incorporated by reference herein), including statements regarding the expected changes to the Board, the shares to be issued in the Investment, satisfaction of the conditions set forth in the Agreement, the Company’s preliminary, unaudited financial results for 2024 and its initial 2025 financial guidance constitute or may be deemed to constitute forward-looking statements (including within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995). These expectations and statements are prospective in nature and are subject to risks and uncertainties and are not guarantees of future performance, including statements about the consummation of the expected changes to the Board or the Investment and the anticipated benefits thereof. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance and achievements or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.

Some forward-looking statements discuss the Company’s plans, strategies and intentions and are generally identified by the use of such terms as “will be,” “subject to,” “may,” “could,” “expect,” “intend,” “believe,” “plan,” “estimate,” “forecast,” “project,” “anticipate,” “to be,” “to make” or other comparable terms. A fuller discussion of the Company’s operations, financial condition and status of litigation matters, including factors that may affect the Company’s business and future prospects, is contained in other documents the Company has filed with the United States Securities and Exchange Commission, or SEC, including the Company’s Annual Report on Form 10-K, and will be contained in all subsequent periodic filings the Company’s makes with the SEC. These documents identify in detail important risk factors that could cause the Company’s actual performance to differ materially from current expectations.

Risk factors and uncertainties that could cause actual results to differ materially from current and historical results include, but are not limited to: the possibility that the expected changes to the Board or the Investment are not consummated and that any of the anticipated benefits will not be realized or will not be realized within the expected time period; the Company’s dependence on third parties for the manufacture and supply of the Company’s products; the Company’s ability to develop or acquire and maintain and protect new products (particularly technology products) and technologies that achieve market acceptance with acceptable margins; transitional challenges associated with acquisitions, dispositions and joint ventures, including the failure to achieve anticipated synergies/benefits, as well as significant demands on our operations, information systems, legal, regulatory, compliance, financial and human resources functions in connection with acquisitions, dispositions and joint ventures; certain provisions in the Company’s governing documents that may discourage third-party acquisitions of the Company; adverse changes in supplier rebates or other purchasing incentives; risks related to the sale of corporate brand products; security risks associated with the Company’s information systems and technology products and services, such as cyberattacks or other privacy or data security breaches (including the October 2023 incident); effects of a highly competitive (including, without limitation, competition from third-party online commerce sites) and consolidating market; changes in the health care industry; risks from expansion of customer purchasing power and multi-tiered costing structures; increases in shipping costs for the Company’s products or other service issues with the Company’s third-party shippers; general global and domestic macro-economic and political conditions, including inflation, deflation, recession, ongoing wars, fluctuations in energy pricing and the value of the U.S. dollar as compared to foreign currencies, and changes to other economic indicators, international trade agreements, potential trade barriers and terrorism; geopolitical wars; failure to comply with existing and future regulatory requirements; risks associated with the EU Medical Device Regulation; failure to comply with laws and regulations relating to health care fraud or other laws and regulations; failure to comply with laws and regulations relating to the collection, storage and processing of sensitive personal information or standards in electronic health records or transmissions; changes in tax legislation; risks related to product liability, intellectual property and other claims; risks associated with customs policies or legislative import restrictions; risks associated with disease outbreaks, epidemics, pandemics (such as the COVID-19 pandemic), or similar wide-spread public health concerns and other natural or man-made disasters; risks associated with our global operations; litigation risks; new or unanticipated litigation developments and the status of litigation matters; the Company’s dependence on its senior management, employee hiring and retention, and the Company’s relationships with customers, suppliers and manufacturers; and disruptions in financial markets. The order in which these factors appear should not be construed to indicate their relative importance or priority. The Company cautions that these factors may not be exhaustive and that many of these factors are beyond the Company’s ability to control or predict. Accordingly, any forward-looking statements contained herein should not be relied upon as a prediction of actual results. The Company undertakes no duty and has no obligation to update forward-looking statements except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENRY SCHEIN, INC.

Date: January 29, 2025	By:	/s/ Walter Siegel
	Name:	Walter Siegel
	Title:	Senior Vice President and Chief Legal Officer